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                                                                  EXHIBIT 10.39

                        PLEDGE AGREEMENT dated as of August 2, 1996 (as
                amended, supplemented or modified from time to time, this "Agreement"), made by HOME SHOPPING NETWORK, INC., a Delaware corporation (the "Pledgor"), in favor of LTCB TRUST COMPANY, a New York trust company, as collateral agent (in such capacity, the "Collateral Agent") for the Secured Parties under the Credit Agreement dated as of August 2, 1996 (as amended, supplemented or modified from time to time, the "Credit Agreement"), among the Pledgor, as borrower, Home Shopping Club, Inc. ("HSC") and HSN Realty, Inc. ("HSNR"), as guarantors, The Chase Manhattan Bank, as Administrative Agent, LTCB Trust Company, as Collateral Agent, The Bank of New York Company, Inc., as Documentation Agent, and the Lenders.


                              W I T N E S S E T H:

                WHEREAS pursuant to the Credit Agreement, the Lenders have agreed to make extensions of credit to the Pledgor and the Issuing Bank has agreed to issue (and the Lenders have agree to take pro rata participation in) letters of credit upon the terms and subject to the conditions set forth therein;

                WHEREAS pursuant to Article VI of the Credit Agreement, the Guarantors have agreed to guarantee, among other things, all obligations of the Borrower under the Credit Agreement;

                WHEREAS the Pledgor is the legal and beneficial owner of the shares of Pledged Securities (as hereinafter defined) issued by each of the Issuers (as hereinafter defined);

                WHEREAS it is a condition precedent to the agreement of (i) the Lenders to make the extensions of credit to the Pledgor and (ii) the Issuing Bank to issue the Letters of Credit that the Pledgor shall have executed and delivered this Agreement to the Collateral Agent for the benefit of the Secured Parties; and

                NOW, THEREFORE, in consideration of the premises, and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the Pledgor hereby agrees with the Collateral Agent, for the benefit of the Secured Parties, as follows:

                SECTION 1. Definitions. (a) Capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement.

                (b) The following terms, as used herein, shall have the following meanings:

                "Collateral" shall have the meaning assigned to such term in
Section 2.

                "Issuers" shall mean Home Shopping Club, Inc. and HSN Realty, Inc., each a Delaware corporation.

                "Pledged Securities" shall have the meaning assigned to such term in Section 2.

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                "Proceeds" shall have the meaning assigned to such term under the UCC and, in any event, shall include (i) any and all proceeds of any guarantee, insurance or indemnity payable to the Pledgor from time to time with respect to any of the Collateral, (ii) any and all payments (in any form whatsoever) made or due and payable to the Pledgor from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the Collateral by any Governmental Authority and (iii) any and all other amounts from time to time paid or payable with respect to or in connection with any of the Collateral, including all dividends, distributions, cash, instruments or other income or property from the Pledged Securities, collections thereon or distributions with respect thereto.

                 "Secured Obligations" shall mean, collectively, (a) the principal of and interest (including interest accruing after the date of any filing by the Pledgor of any petition in bankruptcy or the commencement of any bankruptcy, insolvency or similar proceedings with respect to the Pledgor, whether or not allowed as a claim in such proceeding under all applicable law, principles of equity and orders, decisions, judgments and decrees of all courts and arbitrators) on the Loans, the Notes, unreimbursed drawings under the Letters of Credit and the stated amount of all outstanding Letters of Credit under which drawings have not yet been made, unreimbursed drawings under the letters of credit described in Annex II and the stated amount of all outstanding letters of credit described in Annex II under which drawings have not yet been made (but not any extension, renewal, refinancing or replacement of any such letter of credit) and all liabilities of the Pledgor from time to time owing to any Secured Party (including all fees, costs, expenses and indemnities, whether primary, secondary, direct, contingent, fixed or otherwise) under or in respect of the Loan Documents or the BNY Facility; (b) all other obligations of the Pledgor to any Secured Party under this Agreement and any of the other Loan Documents or the BNY Facility; and (c) all obligations of the Pledgor, monetary or otherwise, under each Hedging Agreement entered into with a Secured Party.

                 "UCC" shall mean the Uniform Commercial Code from time to time in effect in the State of New York.

                 (c) Unless otherwise defined herein or in the Credit Agreement, or unless the context otherwise requires, all terms used herein that are defined in the UCC shall have the meanings therein stated.

                 (d) The words "include", "includes" and "including" as used in this Agreement shall be deemed in each case to be followed by the phrase "without limitation". References to Sections and Schedules shall be deemed references to Sections of and Schedules to this Agreement, unless otherwise specified.

                 SECTION 2. Pledge. As security for the prompt payment and performance in full when due (whether at the stated maturity, by acceleration or otherwise) of the Secured Obligations, the Pledgor hereby transfers, hypothecates, pledges, assigns, grants, sets over and delivers to the Collateral Agent, for the benefit of the Secured Parties, a continuing first priority security interest in all its right, title and interest in, to and under the following, whether now owned or hereafter acquired:

                 (i) all of the shares of capital stock owned by the Pledgor, beneficially or of record, and listed on Annex I, and any additional shares of capital stock of each of the Issuers (or successors thereto) obtained in the future by the Pledgor, and, in each case, all stock certificates representing such shares and, in each case, all options, warrants or rights of any nature whatsoever and all stock or other

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securities which may hereafter be received, receivable or distributed in respect of, or exchanged for, any of the foregoing (all of the foregoing being collectively referred to herein as the "Pledged Securities");

                 (ii) all other property that may be delivered to and held by the Collateral Agent pursuant to the terms hereof;

                 (iii) subject to Section 5, all Proceeds of the Pledged Securities, including all cash or securities at any time and from time to time acquired, receivable or otherwise distributed in respect of, or in exchange for, any of or all such stock; and

                 (iv) subject to Section 5, all rights and privileges of the Pledgor with respect to the Pledged Securities and other properties referred to in clauses (i), (ii) and (iii) above (all of the items referred to herein in clauses (i) through (iv) being collectively referred to as the "Collateral").

                 TO HAVE AND TO HOLD the Collateral, together with all right, title, interest, powers, privileges and preferences pertaining or incidental thereto, unto the Collateral Agent for the benefit of the Secured Parties and their successors and assigns, forever; subject, however, to the terms, covenants and conditions hereinafter set forth.

                 SECTION 3. Delivery of Collateral. (a) Contemporaneously with the execution of this Agreement, the Pledgor shall deliver or cause to be delivered to the Collateral Agent (i) any and all certificates and other instruments evidencing the Pledged Securities, along with undated stock powers duly executed in blank (with, if the Collateral Agent so requests, signatures properly guaranteed) or other instruments of transfer covering each such certificate satisfactory to the Collateral Agent and endorsed in blank and such other instruments and documents as the Collateral Agent may reasonably request to effect the purposes contemplated hereby and (ii) any and all certificates or other instruments or documents representing any of the Collateral.

                 (b) If the Pledgor shall become entitled to receive or shall receive any shares of stock (including shares of Pledged Securities acquired after the date of this Agreement), options, warrants, rights or other similar property (including any certificate representing a stock dividend, or any distribution in connection with any recapitalization, reclassification or increase or reduction of capital, or issued in connection with any reorganization of any Issuer) in respect of the Pledged Securities (whether as an addition to, in substitution of, or in exchange for, such Pledged Securities or otherwise), the Pledgor agrees:

                 (i) to accept the same as the agent of the Collateral Agent;

                 (ii) to hold the same in trust on behalf of and for the benefit of the Collateral Agent for the benefit of the Secured Parties; and

                 (iii) to deliver any and all certificates or instruments evidencing the same to the Collateral Agent on or before the close of business on the seventh Business Day following the receipt thereof by the Pledgor, in the exact form received, with the endorsement in blank of the Pledgor when necessary and with appropriate undated stock powers duly executed in blank (with, if the Collateral Agent so requests, signatures properly guaranteed), to be held by the Collateral Agent, for the benefit of the Secured Parties, subject to the terms of this Agreement, as additional Collateral.

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                 SECTION 4.  Registration in Nominee Name.  Upon the
occurrence and during the continuance of an Event of Default, the Collateral Agent shall have the right (in its sole and absolute discretion and without prior notice to the Pledgor) to transfer to or to register the Pledged Securities in its own name or the name of its nominee, for the benefit of the Secured Parties. After any such registration or transfer, the Collateral Agent shall provide notice thereof to the Pledgor.

                 SECTION 5. Voting Rights, etc. (a) Unless and until an Event of Default shall have occurred and be continuing:

                 (i) the Pledgor shall be entitled to exercise any and all voting and/or consensual rights and powers inuring to an owner of the Pledged Securities or any part thereof for any purpose consistent with the terms of this Agreement, the Credit Agreement and the other Loan Documents; provided, however, that the Pledgor will not be entitled to exercise any such right if the result thereof could materially and adversely affect the rights inuring to a holder of the Pledged Securities or the rights and remedies of any of the Secured Parties under this Agreement or the Credit Agreement or any other Loan Document or the ability of the Secured Parties to exercise the same;

                 (ii) the Collateral Agent shall execute and deliver to the Pledgor, or cause to be executed and delivered to the Pledgor, all such proxies, powers of attorney, and other instruments as the Pledgor may reasonably request for the purpose of enabling the Pledgor to exercise the voting and/or consensual rights and powers it is entitled to exercise pursuant to subparagraph (i) above and to receive the cash dividends it is entitled to receive pursuant to subparagraph (iii) below; and

                 (iii) the Pledgor shall be entitled to receive and retain any and all cash dividends and distributions paid on the Pledged Securities to the extent and only to the extent that such dividends and distributions are permitted by, and otherwise paid in accordance with, the terms and conditions of the Credit Agreement and applicable laws. Except for cash dividends and distributions that the Pledgor shall be entitled to receive and retain pursuant to the preceding sentence, all noncash dividends and distributions, stock or dividends paid or payable in cash or otherwise in connection with a partial or total liquidation or dissolution, instruments, securities, other distributions in property, return of capital, capital surplus or paid-in surplus or other distributions made on or in respect of Pledged Securities, whether paid or payable in cash or otherwise, whether resulting from a subdivision, combination or reclassification of the outstanding capital stock of any Issuer or from any bankruptcy or reorganization of any Issuer or received in exchange for the Pledged Securities or any part thereof, or in redemption thereof, or as a result of any merger, consolidation, acquisition or other exchange of assets to which any Issuer may be a party or otherwise, shall be and become part of the Collateral, and, if received by the Pledgor, shall not be commingled by the Pledgor with any of its other funds or property but shall be held separate and apart therefrom, shall be held in trust for the benefit of the Collateral Agent, for the benefit of the Secured Parties, and shall be forthwith delivered to the Collateral Agent in the same form as so received (with any necessary endorsements).

                 (b) Upon the occurrence and during the continuance of an Event of Default, all rights of the Pledgor to dividends, interest or principal that the Pledgor is authorized to receive pursuant to paragraph (a)(iii) above shall cease, and all such rights shall thereupon become vested solely in the Collateral Agent, which shall have the sole and exclusive right and authority to receive and retain such

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dividends, interest or principal.  All dividends or distributions received by the Pledgor contrary to the provisions of this Section 5 shall be held in trust for the benefit of the Collateral Agent, shall be segregated from other property or funds of the Pledgor and shall be forthwith delivered to the Collateral Agent upon demand in the same form as so received (with any necessary endorsement). Any and all money and other property paid over to or received by the Collateral Agent pursuant to the provisions of this paragraph (b) shall be retained by the Collateral Agent in an account to be established by the Collateral Agent upon receipt of such money or other property and shall be applied in accordance with the provisions of Section 9. The Pledgor hereby grants to the Collateral Agent, for the benefit of the Secured Parties, a first priority security interest in such money, property, account and proceeds thereof, as additional security to the payment of the Secured Obligations.
After all Events of Default have been cured or waived, the Collateral Agent shall, within five Business Days after all such Events of Default have been cured or waived, repay to the Pledgor all cash dividends, interest or principal (without interest), that such Pledgor would otherwise be permitted to retain pursuant to the terms of paragraph (a)(iii) above and which remain in such account.

                 (c) Upon the occurrence and during the continuance of an Event of Default, and, in the case of an Event of Default other than one referred to in clause (e), (f) or (g) of Article X of the Credit Agreement, if so specified by the Collateral Agent in a notice to the Pledgor, all rights of the Pledgor to exercise the voting and consensual rights and powers which the Pledgor is entitled to exercise pursuant to Section 5(a)(i) shall cease, and all such rights shall thereupon become vested solely in the Collateral Agent, which shall have the sole and exclusive right and authority to exercise such voting and consensual rights and powers, and the Pledgor shall execute and deliver to the Collateral Agent all such documents and instruments (including proxies) as the Collateral Agent shall reasonably request in order to effect the purposes of this Section 5(b).

                 SECTION 6. Representations; Warranties and Covenants. The Pledgor hereby represents, warrants and covenants to each Secured Party that:

                 (a) Except for the security interest granted hereunder to (x) the Collateral Agent for the benefit of The Bank of New York under the BNY Facility (it being understood and agreed that such security interest shall be terminated on the date upon which (x) all letters of credit listed on Annex II shall have expired (which for any such letter of credit shall not be later than its expiry date listed on Annex II) or terminated and under which all drawings have been reimbursed in full and (y) all "Secured Obligations" as defined in the BNY Facility have been fully satisfied), and (y) the Collateral Agent for the benefit of the other Secured Parties, the Pledgor (i) is and will at all times continue to be the direct owner, beneficially and of record, of the Pledged Securities, (ii) holds and will at all times continue to hold the Collateral free and clear of all Liens of every kind and nature, (iii) will make no assignment, pledge, hypothecation or transfer of, or create or suffer to exist any Lien on, the Collateral and (iv) subject to Section 5, will cause any and all Collateral, whether for value paid by the Pledgor or otherwise, to be forthwith deposited with the Collateral Agent, for the benefit of the Secured Parties, and pledged or assigned hereunder.

                 (b) The Pledgor (i) has, and at all times will have, the right and legal authority to pledge the Collateral in the manner hereby done or contemplated, and (ii) will defend its and the Collateral Agent's respective title and interest thereto or therein against any and all attachments, Liens, claims or other impediments of any nature, however arising, of all Persons whomsoever.

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                 (c)  No authorization, consent or approval, or other action by, and no notice to or filing with, any Governmental Authority (including any securities exchange) or any other Person not previously obtained is required
(i) for the pledge by the Pledgor of the Collateral pursuant to this Agreement or the perfection therein of the Collateral Agent's security interest created thereby, (ii) for the execution, delivery or performance of this Agreement by the Pledgor or (iii) for the exercise by the Collateral Agent of the rights provided for in this Agreement or the remedies in respect of the Collateral pursuant to this Agreement (including foreclosure thereon), other than compliance with applicable Federal and state securities laws in connection with the acquisition and sale or other disposition of the Pledged Securities in accordance with the terms of this Agreement.

                 (d) By virtue of the execution and delivery by the Pledgor of this Agreement, when the stock certificates representing the Pledged Securities owned by the Pledgor are delivered to the Collateral Agent in accordance with this Agreement, the Collateral Agent will obtain and, so long as the Collateral Agent maintains possession of the certificates representing the Pledged Securities, will have and will continue to have a valid and perfected first priority lien upon and security interest in such Pledged Securities, for the benefit of the Secured Parties, as security for the repayment and performance in full of the Secured Obligations, prior to all other Liens thereon.

                 (e) The Pledged Securities constitute, and at all times will constitute, all of the issued and outstanding shares of capital stock of the Issuers.

                 (f) All of the representations and warranties contained in this Agreement shall survive the execution, delivery and performance of this Agreement; all information set forth herein relating to the Pledged Securities is accurate and complete in all material respects.

                 (g) This Agreement constitutes the legal, valid and binding obligation of the Pledgor, enforceable in accordance with its terms (subject as to enforceability to applicable bankruptcy, reorganization, insolvency, moratorium and similar laws affecting creditors' rights generally and to general principles of equity).

                 (h) The execution, delivery and performance in accordance with its respective terms by the Pledgor of this Agreement do not and will not
(i) require any governmental approval or any other consent or approval, other than governmental approvals and other consents and approvals that have been obtained, are in full force and effect and are final and not subject to review on appeal or to collateral attack and other than compliance with applicable Federal and state securities laws in connection with the acquisition and sale or other disposition of the Pledged Securities in accordance with the terms of this Agreement, or (ii) violate, conflict with, result in a breach of or constitute a default under, or except as expressly contemplated by this Agreement, result in or require the creation of any Lien upon any assets of the Pledgor under, (A) any contract to which the Pledgor is a party or by which it or its property may be bound or (B) any applicable law.

                 (i) The Pledged Securities have been duly authorized and validly issued, are fully paid and non- assessable and have been duly and validly pledged hereunder in accordance with applicable law.

                 (j) There are no contractual restrictions upon the voting rights or upon the transfer of any of the shares of the Pledged Securities other than as referred to herein or in the Credit Agreement.

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                 (k)  The Pledgor represents and warrants that it has made its own arrangements for keeping informed of changes or potential changes affecting the Collateral (including rights to convert, rights to subscribe, payment of dividends, reorganization or other exchanges, tender offers and voting rights), and the Pledgor agrees that neither the Collateral Agent nor any other Secured Party shall have any responsibility or liability for informing the Pledgor of any such changes or potential changes.

                 (l) The Pledgor shall not (i) permit or suffer any Issuer to voluntarily dissolve or liquidate, retire any of its capital stock, reduce its capital or merge or consolidate with any other entity if such action would violate the provisions of the Credit Agreement or (ii) vote any of the Pledged Securities in favor of any of the foregoing.

                 (m) The Pledgor shall pay, and save the Collateral Agent and each other Secured Party harmless from, any and all liabilities with respect to, or resulting from any delay in paying, any and all stamps, excise, sales or other taxes which may be payable or determined to be payable (i) with respect to any of the Collateral or (ii) in connection with any of the transactions contemplated by this Agreement.

                 (n) This Agreement is effective to vest in the Collateral Agent, on behalf of the Secured Parties, the rights of the Collateral Agent in the Collateral as set forth herein.

                 (o) The pledge of the Pledged Securities pursuant to this Agreement does not violate Regulation G, T, U or X of the Board or any successor thereto as of the date hereof.

                 SECTION 7. Issuance of Additional Stock. The Pledgor agrees that it will not (a) permit any Issuer to issue any stock or other securities (including warrants, options and other similar agreements), whether in addition to, by stock dividend or other distribution upon, or in substitution for, the Pledged Securities or otherwise (unless such issuance is not prohibited by the Credit Agreement and such stock or other securities are effectively pledged hereunder in a manner reasonably satisfactory to the Collateral Agent) or (b) sell, assign, transfer, exchange or otherwise dispose of, or grant any option with respect to, the Collateral, or create, incur or permit to exist any Lien or option in favor of, or any claim of any Person with respect to, any of the Collateral, or any interest therein, except for the Lien provided for by this Agreement.

                 SECTION 8. Remedies upon Default. (a) If an Event of Default shall have occurred and be continuing, the Collateral Agent, for the benefit of the Secured Parties, shall have, in addition to any other rights and except as otherwise provided herein, all of the rights and remedies with respect to the Collateral of a secured party under the UCC. In addition and subject to all applicable law, the Collateral Agent, on behalf of the Secured Parties may, and upon the request of the Majority Banks, shall (without any obligation to seek performance of any guarantee or to resort to any other security, right or remedy granted to it under any other instrument or agreement, including the Credit Agreement) sell the Collateral, or any part thereof, at public or private sale or at any broker's board or on any securities exchange, for cash, upon credit or for future delivery as the Collateral Agent shall deem appropriate. The Collateral Agent shall be authorized at any such sale (if it deems it advisable to do so) to restrict the prospective bidders or purchasers to persons who will represent and agree that they are purchasing the Collateral for their own account for investment and not with a view to the distribution or sale thereof, and upon consummation of any such sale the Collateral Agent shall have the right to assign, transfer and deliver to the purchaser or purchasers thereof the Collateral so sold. Each such purchaser at any such sale shall hold the property sold absolutely free from any claim or

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right on the part of the Pledgor (other than rights that the Pledgor may have against such purchaser generally and without regard to this Agreement or such sale), and the Pledgor hereby waives (to the extent permitted by law) all rights of redemption, stay, valuation and appraisal which the Pledgor may now have or may at any time in the future have under any applicable law now existing or hereafter enacted.

                 (b) The Collateral Agent shall give the Pledgor at least 10 Business Days' written notice (which the Pledgor agrees is reasonable notice within the meaning of Section 9-504(3) of the UCC) of the Collateral Agent's intention to make any sale of Collateral. Such notice, in the case of a public sale, shall state the time of and place where such sale is to be made and, in the case of a sale at a broker's board on or a securities exchange, shall state the board or exchange at which such sale is to be made and the day on which the Collateral, or any portion thereof, will first be offered for sale at such board or exchange. Any such public sale shall be held at such time or times within ordinary business hours and at such place or places as the Collateral Agent may fix and state in the notice of such sale. At any such sale, the Collateral, or portion thereof, to be sold may be sold in one lot as an entirety or in separate parcels, as the Collateral Agent may (in its sole and absolute discretion) determine. The Collateral Agent shall not be obligated to make any sale of any Collateral if it shall determine not to do so, regardless of the fact that notice of sale of such Collateral shall have been given. The Collateral Agent may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned. In case any sale of all or any part of the Collateral is made on credit or for future delivery, the Collateral so sold may be retained by the Collateral Agent until the sale price is paid by the purchaser or purchasers thereof, but the Collateral Agent shall not incur any liability in case any such purchaser or purchasers shall fail to take up and pay for the Collateral so sold and, in case of any such failure, such Collateral may be sold again upon like notice, and in no event shall any portion of the proceeds of any such sale be credited against payment of the costs, expenses and obligations set forth in Section 9 until cash payment for the Collateral so sold has been received by the Collateral Agent. At any private sale of Collateral of a type customarily sold in a recognized market, and at any public sale made pursuant to this Section 8, the Collateral Agent, in its individual capacity, and any other Secured Party may bid for or purchase, free (to the extent permitted by law) from any equity or right of redemption, stay or appraisal on the part of the Pledgor (all said rights being also hereby waived and released to the extent permitted by law), the Collateral or any part thereof offered for sale and may make payment on account thereof by using any claim then due and payable to the Collateral Agent, in its individual capacity, or such other Secured Party by the Pledgor under or pursuant to the Credit Agreement, as a credit, up to an amount equal to the amount the Collateral Agent, in its individual capacity, or such other Secured Party would otherwise be entitled to receive pursuant to Section 9 in connection with such sale, against the purchase price. For purposes hereof, in the case of any such sale pursuant to a written agreement to purchase the Collateral or any portion thereof, the Collateral Agent shall be free to carry out such sale pursuant to such agreement and the Pledgor shall not be entitled to the return of the Collateral or any portion thereof subject thereto, notwithstanding the fact that after the Collateral Agent shall have entered into such an agreement all Events of Default shall have been remedied and the Secured Obligations paid in full. As an alternative to exercising the power of sale herein conferred upon it, the Collateral Agent may proceed by a suit or suits at law or in equity to foreclose upon the Collateral pursuant to this Agreement and to sell the Collateral, or any portion thereof, pursuant to a judgment or decree of a court or courts having competent jurisdiction or pursuant to a proceeding by a court-appointed receiver.

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                 (c)  If the Collateral Agent shall have instituted any
proceeding to enforce any right or remedy hereunder, and such proceeding shall have been discontinued or abandoned for any reason, or shall have been determined adversely to the Collateral Agent, the Collateral Agent shall, subject to any determination in any such proceeding, be restored to its former position hereunder, and thereafter, subject as aforesaid, all rights and remedies of the Collateral Agent shall continue as though no such proceeding had been instituted.

                 (d) Any sale pursuant to the provisions of this Section 8 shall be deemed to conform to the commercially reasonably standards as provided in Section 9-504(3) of the UCC as in effect in the State of New York or its equivalent in other jurisdictions.

                 SECTION 9. Application of Proceeds of Sale. The proceeds of any sale of, or other realization upon, all or any part of the Collateral pursuant to Section 8, as well as any Collateral consisting of cash, shall be applied by the Collateral Agent as follows:

                 FIRST, to the payment of all costs and expenses reasonably incurred by the Collateral Agent in connection with such sale or otherwise in connection with this Agreement or any of the Secured Obligations, including a reasonable allocation of salaries and wages of officers and employees and related overhead of the Collateral Agent who are involved in such sale, all court costs and the reasonable fees and expenses of its agents and legal counsel, the repayment of all advances plus any interest thereon made hereunder by the Collateral Agent on behalf of the Pledgor and any other costs or expenses reasonably incurred in connection with the exercise of any right or remedy hereunder;

                 SECOND, to the payment in full of the Secured Obligations pro rata as among the holders of the Secured Obligations in accordance with the amounts of monetary Secured Obligations owed to them and outstanding (whether or not then due and payable, at maturity, by acceleration or otherwise) as of the date of such payment, until all the Secured Obligations have been paid in full; and

                 THIRD, any balance remaining to Pledgor, its successors or assigns, or as a court of competent jurisdiction may otherwise direct.

                 SECTION 10. Collateral Agent Appointed Attorney-in-Fact; Indemnity. (a) The Pledgor hereby appoints the Collateral Agent as its true and lawful agent and attorney-in-fact for the purpose of carrying out the provisions of this Agreement and taking any action and executing any instrument which the Collateral Agent may deem necessary or advisable to accomplish the purposes hereof, in each case upon the occurrence and during the continuance of an Event of Default, which appointment is irrevocable and coupled with an interest and any proxy or proxies heretofore given by the Pledgor to any other Person that is inconsistent herewith are hereby revoked. Without limiting the generality of the foregoing, the Collateral Agent shall have the right, upon the occurrence and during the continuance of an Event of Default, with full power of substitution either in the Collateral Agent's name or in the name of the Pledgor, to ask for, demand, sue for, collect, receive, receipt and give acquittance for any and all moneys due or to become due under and by virtue of any Collateral, to endorse checks, drafts, orders and other instruments for the payment of money payable to the Pledgor representing any interest or dividend or other distribution payable in respect of the Collateral or any part thereof or on account thereof and to give full discharge for the same, to settle, compromise, prosecute or defend any action, claim or proceeding with respect thereto, and to sell, assign, endorse, pledge, transfer and make any agreement respecting, or otherwise deal with, the same; provided, however, that nothing herein contained shall be construed as requiring or obligating the Collateral Agent or any other Secured Party to take any action, including requiring or obligating the Collateral

Agent or any other Secured Party to make any commitment or to make any inquiry as to the nature or sufficiency of any payment received by the Collateral Agent or any other Secured Party or to present or to file any claim or notice, or to take any action with respect to the Collateral or any part thereof or the moneys due or to become due in respect thereof or any property covered thereby, and no action taken by the Collateral Agent or any other Secured Party or omitted to be taken by any of them with respect to the Collateral or any part thereof shall give rise to any defense, counterclaim or offset in favor of the Pledgor or to any claim or action against the Collateral Agent or any other Secured Party in the absence of the gross negligence or wilful misconduct of the Collateral Agent or any other Secured Party, as the case may be, as shall have been determined in a final, nonappealable judgment of a court of competent jurisdiction.

                 (b) The Pledgor hereby agrees to assume liability for, and does hereby agree to indemnify, protect, save and keep harmless the Collateral Agent and its directors, officers, employees and agents from and against, any and all liabilities, obligations, losses, damages, penalties, claims, actions, suits and reasonable costs and expenses of whatsoever kind or nature, imposed on, incurred by or asserted against the Collateral Agent or its directors, officers, employees or agents, in any way relating to or arising out of this Agreement, including the enforcement hereof, or the acceptance, rejection, ownership, delivery, possession, sale or return of any Collateral (other than by reason of a material breach by the Collateral Agent of its obligations under this Agreement or the respective indemnitees' own gross negligence or wilful misconduct and, solely to the extent any such costs, liabilities and expenses do not in any way relate to any representation, warranty or covenant of the Pledgor under this Agreement, or any act or omission by the Pledgor). Without limiting the generality of the foregoing, the Pledgor hereby agrees to reimburse the Collateral Agent for all costs, liabilities or expenses reasonably incurred by it pursuant to any of the duties hereby created or in the exercise of any duty, right, remedy or power herein imposed or conferred upon it (other than any such costs, liabilities and expenses resulting from a material breach by the Collateral Agent of its obligations under this Agreement or the Collateral Agent's gross negligence or wilful misconduct and, solely to the extent any such costs, liabilities and expenses do not in any way relate to any representation, warranty or covenant of the Pledgor under this Agreement, or any act or omission by the Pledgor). The obligations of the Pledgor contained in this Section 10(b) shall survive the termination of this Agreement and the discharge of the Pledgor's other obligations hereunder and under the other Loan Documents.

                 SECTION 11. No Waiver; Remedies Cumulative. No failure on the part of the Collateral Agent or any other Secured Party, to exercise, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy by the Collateral Agent or any other Secured Party, or any abandonment or discontinuance of steps to enforce such a right, power or remedy, preclude any other or further exercise thereof or the exercise of any other right, power or remedy. All remedies hereunder are cumulative and are not exclusive of any other remedies provided by law or otherwise. The Collateral Agent or any other Secured Party shall not be deemed to have waived any rights hereunder or under any other agreement or instrument unless such waiver shall be in writing and signed by the Collateral Agent, subject to any consent required in accordance with Section 12.04 of the Credit Agreement.

                 SECTION 12. (a) Securities Act, etc. In view of the position of the Pledgor in relation to the Pledged Securities, or because of other present or future circumstances a question may arise under the Securities Act of 1933 as now or hereafter in effect (the "Securities Act") or any similar or successor Federal securities law (together with the Securities Act, the "Federal Securities Laws") with respect to any disposition of the Pledged Securities permitted hereunder. The Pledgor understands that compliance with the Federal Securities Laws might strictly limit the course of conduct of the Collateral Agent if the Collateral Agent were to attempt to dispose of all or any part of the Pledged Securities, and might also limit the extent to which or the manner in which any subsequent transferee of any Pledged Securities could dispose of the same. Similarly, there may be other legal restrictions or limitations affecting the Collateral Agent in any attempt to dispose of all or part of the Pledged Securities under applicable blue sky or other state securities laws or similar laws analogous in purpose or effect.

                 (b) Anything herein to the contrary notwithstanding, and in view of restrictions specified in paragraph (a) of this Section 12, the Pledgor agrees that, if an Event of Default shall exist under the Credit Agreement, the Collateral Agent may, from time to time, attempt to sell all or any part of the Pledged Securities by means of a private placement, restricting the bidders and prospective purchasers to those who will represent or agree as to their investment intent or method of resale or both in a manner reasonably required by the Collateral Agent to assure compliance with applicable securities laws. In so doing, the Collateral Agent may solicit offer or offers to buy such Pledged Securities or any part thereof, for cash, from a single investor or a limited number of investors deemed by the Collateral Agent, in its exclusive judgment, to be responsible parties who might be interested in purchasing such Pledged Securities. The Pledgor acknowledges and agrees that any such sale might result in prices and other terms less favorable to the seller than if such sale were a public sale without such restrictions. In the event of any such sale, the Collateral Agent shall incur no responsibility or liability for selling all or any part of the Pledged Securities that the Collateral Agent may in good faith deem reasonable under the circumstances.

                 SECTION 13.  Security Interest Absolute; Waivers by Pledgor.
(a) All rights of the Collateral Agent and each other Secured Party hereunder, the grant of a security interest in the Collateral and all obligations of the Pledgor hereunder, shall be absolute and unconditional irrespective of (i) any lack of validity or enforceability of the Credit Agreement, any other Loan Document, any other agreement with respect to any of the Secured Obligations or any other agreement or instrument relating to any of the foregoing, (ii) any change in the time, manner or place of payment of, or in any other term of, all or any of the Secured Obligations, or any other amendment or waiver of or any consent to or any departure from the Credit Agreement, any other Loan Document, or any other agreement or instrument (other than payment in full of the Secured Obligations or, in the case or rights predicated on the existence of an Event of Default, a cure or waiver of such Event of Default), (iii) any exchange, release or nonperfection of any other collateral, or any release or amendment or waiver of or consent to or departure from any guarantee, for all or any of the Secured Obligations (other than payment in full of the Secured Obligations or, in the case of rights predicated on the existence of an Event of Default, a cure or waiver of such Event of Default), (iv) any failure by the Collateral Agent or any other Secured Party to demand payment or performance by the Pledgor and/or any of the Guarantors of any of the Secured Obligations or to exercise or enforce any right or remedy in respect thereof or (v) any other circumstance (other than payment in full of the Secured Obligations or, in the case of rights predicated on the existence of an Event of Default, a cure or waiver of such Event of Default) which might otherwise constitute a defense available to, or a discharge of, the Pledgor or any other person in respect of the Secured Obligations or in respect of this Agreement. The Pledgor hereby acknowledges that neither the Collateral Agent nor any other Secured Party shall be under any obligation to marshal any assets in favor of the Pledgor or against or in payment of any or all of the Secured Obligations.

                 (b) The Pledgor hereby waives notice of acceptance of this Agreement. The Pledgor further waives presentment and demand for payment of any of the Secured Obligations, protest and notice of dishonor or default with respect to any of the Secured Obligations, and all other notices to which the Pledgor might otherwise be entitled, except as otherwise expressly provided in this Agreement or the Credit Agreement. The Pledgor (to the extent that it may lawfully do so) covenants that it shall not at any time insist upon or plead, or in any manner claim or take the benefit or advance of, any stay (except in connection with a pending appeal), valuation, appraisal, redemption or extension law now or at any time hereafter in force that, but for this waiver, might be applicable to any sale made under any judgment, order or decree based on this Agreement or the Credit Agreement; and the Pledgor (to the extent that it may lawfully do so) hereby expressly waives and relinquishes all benefit and advance of any and all such laws and hereby covenants that it will not hinder, delay or impede the execution of any power in this Agreement or therein granted and delegated to the Collateral Agent, but that it will suffer and permit the execution of every such power as though no such law or laws had been made or enacted.

                 SECTION 14. Duty of Collateral Agent. The Collateral Agent's sole duty with respect to the custody, safekeeping and physical preservation of the Collateral in its possession, under Section 9-207 of the UCC or otherwise, shall be to hold the Collateral for safekeeping and deal with it in the same manner as the Collateral Agent deals with similar securities and property for its own account. To the extent that any of the Collateral is comprised of cash, the Collateral Agent shall have no obligation to invest such funds in any collateral account and may hold the same as demand deposits. None of the Collateral Agent or any other Secured Party or any of their respective directors, officers, employees or agents shall be liable for failure to demand, collect or realize upon any of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of the Pledgor or any other Person or to take any action whatsoever with respect to the Collateral or any part thereof.

                 SECTION 15. Termination. This Agreement, and the assignments, pledges and security interests created or granted hereby, shall terminate with respect to all Collateral, when (a) all the Secured Obligations shall have been paid in full in cash, and (b) the Maturity Date has passed, in each case, at which time the Collateral Agent shall reassign and deliver to the Pledgor, or to such Person or Persons as the Pledgor shall designate in writing, against receipt, such of the Collateral (if any) as shall not have been sold or otherwise applied by the Collateral Agent pursuant to the terms hereof and shall still be held by it hereunder, in any case, together with appropriate instruments of reassignment and release, all without any recourse to, or warranty whatsoever by, the Collateral Agent or any other Secured Party and at the sole cost and expense of the Pledgor. Upon any termination of any of the security interests or release of any Collateral pursuant to this Section 15, the Collateral Agent will, at the Pledgor's expense, execute and deliver to the Pledgor such documents as the Pledgor shall reasonably request to evidence the termination of the security interests in such Collateral.

                 SECTION 16. Release of Collateral. The Collateral shall be released to the Pledgor upon the earlier of (a) the senior unsecured non-credit enhanced long-term debt issued by the Pledgor is rated at least BBB- from Standard & Poor's Rating Group and Baa3 from Moody's Investors Service, Inc. or
(b) (i) the Operating Cash Flow of the Pledgor and its Subsidiaries (on a trailing four-Fiscal Quarter period most recently ended) exceeds $100,000,000 for two consecutive Fiscal Quarters and (ii) the Total Debt Ratio of the Pledgor and its Subsidiaries (based on the Operating Cash Flow of the Pledgor and its Subsidiaries for a trailing four-Fiscal Quarter period most recently ended) is less than 2:1 for the same two consecutive Fiscal Quarters. The Collateral Agent shall return to the Pledgor any certificates representing the Pledged Securities and any other Collateral within 10 Business Days after receipt by the Collateral Agent of a notice from the Pledgor requesting such release and confirming the matters set forth in (a) and (b) above, in each case in a manner reasonably satisfactory to the Collateral Agent. Notwithstanding the foregoing, such released Collateral shall at all times be subject to Section 9.05 of the Credit Agreement and shall not be pledged to (or subject to any negative pledge covenant benefitting) any third party without the prior written consent of all Lenders.

                 SECTION 17. Notices. Notices and other communications provided for herein shall be in writing and shall be delivered or mailed (or delivered by facsimile equipment, the receipt of which is promptly confirmed by telephone) addressed,

                 (a) if to the Pledgor, to it at 11831 30th Court North, St. Petersburg, Florida 331716, telecopier number: (813) 539-6506, telephone number: (813) 572-8585, attention of Chief Financial Officer, with a copy to Legal Department, attention General Counsel, telecopier number: (813) 573-0866; and

                 (b) if to the Collateral Agent, to it at the address of the Administrative Agent set forth in or determined pursuant to the Credit Agreement.

Except as specifically provided in Section 22, all notices and other communications given to any party hereto in accordance with the provisions of this Agreement shall be deemed to have been given at the time determined pursuant to Section 12.02 of the Credit Agreement.

                 SECTION 18. Further Assurances. The Pledgor agrees to do or cause to be done all such further acts, and to execute and deliver, or cause to be executed and delivered, such additional conveyances, stock powers, proxies, assignments, agreements, financing statements and other instruments, at the Pledgor's sole expense, as the Collateral Agent may at any time reasonably request in connection with the administration and enforcement of this Agreement or with respect to the Collateral or any part thereof or in order better to assure and confer unto the Collateral Agent and the other Secured Parties their respective rights and remedies hereunder; provided that the Pledgor shall not be obligated under this Section to deliver additional collateral to the Collateral Agent. The Pledgor further agrees that a breach of any of the covenants contained in this Section will cause irreparable injury to the Collateral Agent and the other Secured Parties and that the Collateral Agent and the other Secured Parties have no adequate remedy at law in respect of such breach and, as a consequence, that each and every covenant contained in this Section shall be specifically enforceable against the Pledgor, and the Pledgor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants except for a defense that no Event of Default has occurred under the Credit Agreement.

                 SECTION 19. Successors and Assigns. In the event of assignment of all or a portion of any of the Indebtedness under the Credit Agreement by the Issuing Bank or a Lender, the rights of or on behalf of such Lender or the Issuing Bank, as the case may be, hereunder, to the extent applicable to the Indebtedness so assigned, shall be transferred with such Indebtedness and the term "Lender" or "Issuing Bank", as the case may be, when used herein shall be deemed to include any such assignee. This Agreement is binding on the Pledgor and its successors but none of them shall be permitted to assign this Agreement, any of its obligations hereunder or any interest herein or in the Collateral, or any part thereof, or otherwise pledge, encumber or grant any option with respect to the Collateral, or any part thereof, or any cash or property held by the Collateral Agent as Collateral under this Agreement except as expressly permitted by this Agreement or the Credit Agreement.

                 SECTION 20. Changes in Writing. Neither this Agreement nor any provision hereof may be changed, waived, discharged or terminated orally, but only by a statement or instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination sought. Any waiver shall be effective only in the specific instance and for the specific purpose for which made or given.

                 SECTION 21. APPLICABLE LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO ITS CHOICE OF LAW PRINCIPLES).

                 SECTION 22. Judicial Proceedings; Waiver of Jury. Any judicial proceeding brought against the Pledgor with respect to any claim in any way arising out of, related to or connected with this Agreement may be brought in any court of competent jurisdiction in the City of New York, and, by execution and delivery of this Agreement, the Pledgor (a) accepts, generally and unconditionally, the nonexclusive jurisdiction of such courts and any related appellate court and irrevocably agrees to be bound by any judgment rendered thereby in connection with any such claim, and (b) irrevocably waives any objection it may now or hereafter have as to the venue of any such proceeding brought in such a court or that such a court is an inconvenient forum. The Pledgor hereby waives personal service of process and consents that service of process upon it may be made by certified or registered mail, return receipt requested, at its address specified or determined in accordance with the provisions of Section 17, and service so made shall be deemed completed on the third business day in St. Petersburg, Florida after such service is deposited in the mail. Nothing herein shall affect the right of the Collateral Agent or any other Secured Party to serve process in any other manner permitted by law or shall limit the right of the Collateral Agent or any other Secured Party to bring proceedings against the Pledgor in the courts of any other jurisdiction. To the extent permitted in accordance with applicable law (including applicable law relating to jurisdiction and venue), any judicial proceeding by the Pledgor against the Collateral Agent or any other Secured Party involving any such claim shall be brought only in a court located in the City and State of New York. THE PLEDGOR, THE COLLATERAL AGENT AND EACH OTHER SECURED PARTY HEREBY WAIVE TRIAL BY JURY IN ANY JUDICIAL PROCEEDING INVOLVING ANY SUCH CLAIM.

                 SECTION 23. Governmental Regulation. The Collateral Agent will not, solely by reason of the execution, delivery and performance (other than the enforcement of remedies) of this Agreement or any other instrument or agreement referred to herein, be subject to the regulation or control of either the Federal Communications Commission, any other Federal regulatory authority or agency regulating the public utilities commission of any state.

                 SECTION 24. Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof in such jurisdiction, and any such prohibition or enforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

                 SECTION 25. Headings. Section headings used herein are for convenience only and are not to affect the construction of, or be taken into consideration in interpreting, this Agreement.

                 SECTION 26. Immunities of the Collateral Agent. The Collateral Agent's performance of its duties hereunder shall in all respects be subject to and governed by the Credit

Agreement. Nothing contained herein shall be construed to enlarge the degree of responsibility or discretion or the duty of care to be exercised by the Collateral Agent beyond those expressly set forth in the Credit Agreement. Without limiting the generality of the foregoing, the Pledgor hereby acknowledges and agrees that the Collateral Agent shall, with respect to all of its rights, obligations and duties under this Agreement, be entitled to all of its rights, protections and immunities provided for under Article XI of the Credit Agreement as fully and to the same extent as if such provisions were set forth in full herein.


                 IN WITNESS WHEREOF, the Pledgor and the Collateral Agent have duly executed this Agreement as of the day and year first above written.


                                      HOME SHOPPING NETWORK, INC., as
                                      Pledgor,

                                       by
                                             /s/ Kevin J. McKeon
                                         --------------------------------------
                                         Name:   Kevin J. McKeon
                                         Title:  Executive Vice President, Chief
                                                 Financial Officer and Treasurer


                                      LTCB TRUST COMPANY, as Collateral Agent,

                                       by
                                             /s/ John A. Krob
                                         --------------------------------------
                                         Name:   John A. Krob
                                         Title:  Senior Vice President

                                                                         Annex I
                                                         To The Pledge Agreement



                              PLEDGED SECURITIES

                                        Shares            Shares          Certificate
              Issuer                   Pledged          Authorized         Number(s)             Pledgor
                                                                                              Home Shopping
  Home Shopping Club, Inc.              1,000             1,000               1               Network, Inc.

                                                                                              Home Shopping
  HSN Realty, Inc.                      1,000             1,000               1               Network, Inc.


                                                                        ANNEX II
                                                         To The Pledge Agreement


    LETTERS OF CREDIT OUTSTANDING REPORT FOR HOME SHOPPING CLUB INC.
    AS OF 08/01/96
         L/C                     OPENING
         NUMBER                  BALANCE
         --------                 --------
         00070908                16,794.00
         00071664                35,355.00
         00070945                18,000.00
         00070946                23,250.00
         00071363               106,750.00
         00071844               213,500.00
         00071633                20,520.00
         00071709                28,480.00
         00070877                35,370.00
         00071366                 4,500.00
         00070872               113,800.00
         00071998               439,824.00
         00071454                 9,450.00
         00071049               308,790.00
         00071997                42,790.00
         00071637                50,345.00
         00070942                88,800.00
         00071671               111,500.00
         00071636               214,670.00
         00071872                45,000.00
         00071852                61,300.00
         00071361                19,187.50
         00071642                36,745.00
         00071668                37,765.00
         00070962                38,375.00
         00071638                49,627.50
         00062488               288,282.24
         00066944               288,282.24
         00071712                29,171.80
         00071958                21,290.00
         00071703                24,250.00
         00071641                35,660.00
         00071359                38,495.00
         00071613                38,630.00
         00071669                48,500.00
         00071358                53,545.00
         00071635                74,160.00
         00071666                84,000.00
         00071845                84,000.00
         00071672               102,500.00
         00070961               152,355.00
         00071615                30,000.00
         00067315                32,500.00
         00071616                38,050.00
         00070871                10,980.00
         00070909                10,200.00






    L/C                      OPENING
    NUMBER                   BALANCE
    -------                ----------
    00071631                11,025.00
    00070944                14,700.00
    00070907                15,120.00
    00070911                13,035.00
    00071843                44,460.00
    00071640                46,454.00
    00071455               158,195.20
    00070875                31,130.40
    00070874                34,087.50
    00070876                36,360.00
    00071873                 9,900.00
    00071711                27,688.80
    00070912                23,790.00
    00070913                32,940.00
    00071618                25,620.00
    00071849                27,990.00
    00071617                31,032.00
    00070915                33,300.00
    00071619                31,110.00
    00071622                38,220.00
    00070914                36,600.00
    00070916                43,440.00
    00071621                44,400.00
    00071620               134,353.50
    00070873               145,400.00
    00070943                54,651.00
    00071846                11,000.00
    00071458                19,294.00
    00071848                27,500.00
    00071847                87,500.00
    00071667                70,680.00
    00071354                37,634.50
    00071355                14,546.40
    00071356                16,926.40
    00067319                22,808.50
    00071357                86,573.50
    00070950                21,920.00
    00071665                13,140.00
    00070951                38,334.24
    00070918                22,375.00
    00070949                43,584.00
    00071708                38,675.00
    00071634                44,625.00
    00071874                98,880.00
    00071639               184,450.00
    00071710                 9,990.00
    00070964                53,995.00





         L/C                      OPENING
         NUMBER                   BALANCE
         -------                ----------
         00071360                86,040.00
         00066967               190,500.00
         00071453                13,545.00
         00071851                13,591.50
         00071452                15,075.00
         00071850                16,902.00
         00071632                19,278.00
         00070952                86,625.00

                                                                          --
                         HOME SHOPPING TOTAL FOR            :
                         CID #  9781240068                                --

    -
  00071842                 8,484.00
  00071486                 9,727.90
  00070954                17,770.00
  00067782                 8,038.50
  00071488                 6,617.00
  00071888                13,000.00
  00070953                22,271.00
  00071451                25,392.50
  00071704                59,064.00
  00071485                 7,565.60
  00071705                21,972.10
  00071942                 5,262.00
  00070955                14,406.50
  00071487                 9,228.80
  00067781                38,500.80


                                                                          --
                         HOME SHOPPING TOTAL FOR            :
                         CID #  9781240076                                --

    -


                                                                          --
                                                            :             --

    -


     OUTSTANDING       CUSTOMER          CURRENT
      BALANCE          REFERENCE         EXPIRY D
     ----------       ----------------   --------
           16,794.00  907240         08/20/96
           35,355.00  907510519521   09/28/96
           18,000.00  907293         08/20/96
           23,250.00  907293         08/20/96
          106,750.00  907492         08/22/96
          213,500.00  907493         09/22/96
           20,520.00  907212907452   09/04/96
           28,480.00  907617         08/31/96
           35,370.00  907152907195   08/22/96
            4,500.00  907419         08/30/96
          104,836.00  907377ETC      08/31/96
          439,824.00  907649         08/28/96
            9,450.00  907387         08/25/96
          308,790.00  907091ETC      08/22/96
           42,790.00  907189         08/06/96
           50,345.00  907272         09/19/96
           88,800.00  906972         08/22/96
          111,500.00  907610         08/30/96
          214,670.00  907268269270   09/19/96
           45,000.00  907231         09/15/96
           61,300.00  907256257      09/20/96
           19,187.50  907470         10/05/96
           36,745.00  907488         08/30/96
           37,765.00  907487         08/30/96
           38,375.00  907164         08/10/96
           49,627.50  907275         09/19/96
          158,999.04  906818         08/21/96
          317,998.08  906819         09/21/96
           29,171.80  9075867587     08/31/96
           21,290.00  907193         08/26/96
           24,250.00  907624         09/21/96
           35,660.00  907489         09/19/96
           38,495.00  907305         08/22/96
           38,630.00  907192         08/05/96
           48,500.00  907608         09/19/96
           53,545.00  907304         08/22/96
           74,160.00  907267         09/19/96
           84,000.00  907500         09/19/96
           84,000.00  907499         09/20/96
          102,500.00  907607         09/19/96
          152,355.00  907163         08/22/96
           30,000.00  907022         09/10/96
           32,500.00  907020         08/10/96
           38,050.00  907023         09/10/96
           10,980.00  907382         08/25/96
           10,200.00  907071         08/22/96

     OUTSTANDING       CUSTOMER          CURRENT
      BALANCE          REFERENCE         EXPIRY D
     ----------       ----------------   --------
           11,025.00  907328         09/10/96
           14,700.00  907242         08/23/96
           15,120.00  907070         08/10/96
           13,035.00  907262         08/26/96
           44,460.00  907371         09/10/96
           46,454.00  907172374583   09/22/96
          158,195.20  907527         09/28/96
           31,130.40  907300         08/22/96
           34,087.50  907081         08/22/96
           36,360.00  907299         08/22/96
            9,900.00  907206         09/18/96
           27,688.80  907433         08/31/96
           25,620.00  907155         08/15/96
           25,620.00  907157         08/14/96
           25,620.00  907121         09/20/96
           27,990.00  907295         09/18/96
           31,032.00  907119         09/20/96
           33,300.00  907197         08/14/96
           36,600.00  907156         09/20/96
           38,220.00  907222         09/20/96
           40,260.00  C07159         08/15/96
           43,440.00  907198         08/14/96
           44,400.00  907194         09/20/96
          134,353.50  907160         09/14/96
          145,400.00  907331333      08/22/96
           54,651.00  907180907181   08/22/96
           11,000.00  907550         09/20/96
           19,294.00  907555557      08/24/96
           27,500.00  907560         09/19/96
           87,500.00  907552         09/22/96
           70,680.00  907567907570   09/28/96
           37,634.50  907463464465   08/22/96
           15,048.00  TELCO          08/22/96
           17,040.00  907176         08/22/96
           23,595.00  907076         08/10/96
           87,071.50  90717789       08/22/96
           21,920.00  907174         09/10/96
           13,140.00  907518         09/19/96
           38,334.24  907102907303   08/26/96
           22,375.00  907183         08/15/96
           43,584.00  907171         08/15/96
           38,675.00  907566         09/21/96
           44,625.00  907250         09/20/96
          121,292.80  907342         08/31/96
          184,450.00  907277787980   09/25/96
            9,990.00  907462         09/10/96
           53,995.00  907162         08/05/96


     OUTSTANDING       CUSTOMER          CURRENT
      BALANCE          REFERENCE         EXPIRY D
     ----------       ----------------   --------
           86,040.00  907252253      08/22/96
          190,500.00  906906         08/22/96
           13,545.00  907406         09/12/96
           13,591.50  907404         09/18/96
           15,075.00  907402         08/20/96
           16,902.00  907399         09/18/96
           19,278.00  907398         09/09/96
           86,625.00  907339340341   08/24/96

    ----------------
    6,125,770.86
    ----------------

            8,484.00  800289         09/20/96
            9,727.90  800279         09/20/96
           17,770.00  800263         08/22/96
            3,251.20  800253800257   08/06/96
            6,617.00  800273         09/20/96
           13,000.00  800281         08/26/96
           22,271.00  800216256262   08/21/96
           25,392.50  800276         08/15/96
           59,064.00  800290         09/20/96

            7,565.60  800280         08/20/96
           14,406.50  800280800284   09/19/96
            5,262.00  800300800304   10/20/96
           14,406.50  800249250251   08/22/96
            9,228.80  800271         08/30/96
           34,525.80  80025458960    08/20/96

    ----------------
          250,972.80
    ----------------


    ----------------
    6,370,02086
    ----------------